UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)     November 30, 2018

MEDITE CANCER DIAGNOSTICS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-143570	36-4296006
(Commission File Number)	(IRS Employer Identification No.)

10524 Moss Park Rd., Ste. 204-357
Orlando, FL	32832
(Address of Principal Executive Offices)	(Zip Code)

(407) 996-9630
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Definitive Material Agreement.

On November 30, 2018, the Company entered into a Third Amendment to Forbearance Agreement with GPB DEBT HOLDING II, LLC (“Lender”), whereby the Lender agreed to forbear its exercise of registration rights pursuant to Section 4.9 of the Securities Purchase Agreement dated September 26, 2017 (“SPA”), until January 31, 2019.

Item 5.02    Departure of Directors or Principal Officers, Election of Directors, Appointment of Principal Officers.

On November 30, 2018, the Board of Directors (the “Board”) of MEDITE Cancer Diagnostics, Inc. (the “Company”) accepted the resignation of Stephen Von Rump as Chief Strategy Officer of the Company, effective immediately.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Form of Third Amendment to Forbearance Agreement
99.1	Resignation Letter of Stephen Von Rump

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDITE CANCER DIAGNOSTICS, INC.

Date: December 6, 2018	By:	/s/ Elmar A. Dave
Elmar A. Dave
Chief Executive Officer